SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

      [X] CURRENT REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

            DATE OF REPORT: June 6, 2002

                                       OR

      [ ] TRANSITION REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

            For the transition period from        to

                          Commission File No. 001-15465

                               Intelli-Check, Inc.
             (Exact name of the issuer as specified in its charter)

                   Delaware                                  11-3234779
         (State or other jurisdiction of                     (I.R.S. Employer
         incorporation or organization)                      Identification No.)

                246 Crossways Park West, Woodbury, New York 11797
                (Address of principal executive offices)  (Zip Code)

         Issuer's Telephone number, including area code: (516) 992-1900

Check whether Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                           Yes X          No ___

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4. Changes in Registrant's Certifying Accountant.

On June 6, 2002, Intelli-Check, Inc. (the "Company") determined, for itself, to dismiss its independent auditors, Arthur Andersen LLP ("Arthur Andersen"), and to engage the services of Grant Thornton LLP ("Grant Thornton") as its new independent auditors. The change in auditors became effective immediately. This determination followed the Company's decision to seek proposals from independent accountants to audit the financial statements of the Company, and was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. Grant Thornton will review the financial statements of the Company beginning with fiscal quarter ended June 30, 2002.

During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through June 6, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended December 31, 2001.

The audit reports of Arthur Andersen on the financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen is attached hereto as Exhibit 16.1.


During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through June 6, 2002, the Company did not consult with Grant Thornton regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.
-----------

16.1 Letter of Arthur Andersen LLP


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 6, 2002                            INTELLI-CHECK, INC.


                                              By: /s/ Frank Mandelbaum
                                                  ------------------------------
                                              Frank Mandelbaum
                                              Chairman & Chief Executive Officer


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